CSFB

           CREDIT SUISSE FIRST BOSTON

CSFB 2004-AA1

DERIVED INFORMATION   10/06/04

$174,100,000

Loan Group 2 Senior Bonds Offered

(Approximate)

$600,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-AA1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

CSFB 2004-AA1

Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/04 cutoff date.  Approximately 7.4% of the mortgage loans do not provide for any payments of principal in the first two, or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.

1. FICO & Documentation

	Full	Reduced	Stated			Avg	Original	Interest	Silent
FICO & Documentation	Doc	Doc	Stated	No Doc	All Docs	WAC	Balance	LTV	Only	Second
Unavailable	0.0	0.0	0.0	0.0	0.0	9.63	69,864	50.0	0.0	0.0
451 - 500	0.4	0.0	0.1	0.0	0.5	8.75	149,670	72.1	0.0	0.0
501 - 550	11.3	0.6	5.0	0.0	16.9	8.48	150,667	73.5	0.0	0.3
551 - 600	21.0	1.9	6.3	0.0	29.2	7.54	199,699	79.7	0.7	3.7
601 - 650	16.5	7.3	4.3	0.0	28.1	7.10	202,811	79.8	3.2	13.1
651 - 700	7.2	7.0	3.0	0.0	17.2	6.84	226,390	79.0	2.1	8.1
701 - 750	3.7	2.3	1.2	0.0	7.2	6.73	237,910	80.5	1.2	4.5
751 - 800	0.2	0.5	0.1	0.0	0.8	6.90	170,565	80.5	0.1	0.5
Total:	60.4	19.6	20.1	0.0	100.0	7.40	195,264	78.6	7.4	30.1

2. Original LTV and FICO

												Avg			Reduced
Original LTV and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	Balance	WAC	Margin	Doc
10.001 – 20.000	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	65,875	9.19	5.94	0.0
20.001 – 30.000	0.0	0.0	0.0	0.1	0.0	0.1	0.1	0.0	0.0	0.0	0.2	82,748	7.70	5.50	0.0
30.001 – 40.000	0.0	0.0	0.0	0.2	0.3	0.1	0.1	0.0	0.0	0.0	0.6	130,983	7.34	6.07	0.0
40.001 – 50.000	0.0	0.0	0.0	0.4	0.6	0.2	0.0	0.0	0.0	0.0	1.2	136,957	7.81	6.28	0.0
50.001 – 60.000	0.0	0.0	0.0	1.4	1.3	0.4	0.6	0.1	0.0	0.0	3.9	210,187	7.33	5.96	0.0
60.001 – 70.000	0.0	0.0	0.1	3.0	3.6	1.8	0.8	0.1	0.0	0.0	9.4	167,163	7.69	6.11	0.4
70.001 – 80.000	0.0	0.0	0.3	9.1	11.1	19.8	12.7	5.6	0.8	0.0	59.5	200,715	7.17	5.64	16.4
80.001 – 90.000	0.0	0.0	0.1	2.5	7.9	4.3	2.6	1.4	0.0	0.0	18.8	209,537	7.66	5.69	2.7
90.001 – 95.000	0.0	0.0	0.0	0.1	4.4	1.6	0.2	0.0	0.0	0.0	6.4	185,653	8.21	5.65	0.0
Total:	0.0	0.0	0.5	16.9	29.2	28.1	17.2	7.2	0.8	0.0	100.0	195,264	7.40	5.70	19.6

3. Balance and FICO

												Original			Reduced
Balance and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	LTV	WAC	Margin	Doc
1. - 50,000.	0.0	0.0	0.0	0.4	0.2	0.2	0.0	0.0	0.0	0.0	0.8	68.2	9.90	6.12	0.0
50,001. - 100,000.	0.0	0.0	0.0	2.3	2.0	2.3	0.9	0.4	0.1	0.0	8.1	76.6	8.42	5.78	1.3
100,001. - 150,000.	0.0	0.0	0.1	3.2	4.4	3.8	2.1	0.6	0.1	0.0	14.3	78.5	7.76	5.75	2.5
150,001. - 200,000.	0.0	0.0	0.2	4.1	4.5	3.6	2.0	0.8	0.2	0.0	15.4	77.0	7.45	5.78	2.1
200,001. - 250,000.	0.0	0.0	0.0	1.9	2.3	2.2	1.9	1.0	0.2	0.0	9.6	77.8	7.30	5.74	2.0
250,001. - 300,000.	0.0	0.0	0.0	1.7	1.7	2.6	1.1	0.3	0.0	0.0	7.4	80.6	7.30	5.62	1.6
300,001. - 350,000.	0.0	0.0	0.0	0.8	3.8	1.6	1.4	0.8	0.0	0.0	8.4	79.4	7.48	5.76	2.1
350,001. - 400,000.	0.0	0.0	0.2	1.3	5.4	6.6	3.0	0.7	0.2	0.0	17.3	80.5	7.06	5.61	4.1
400,001. - 450,000.	0.0	0.0	0.0	0.8	2.5	1.9	2.7	1.2	0.0	0.0	9.0	80.8	6.83	5.64	2.3
450,001. - 500,000.	0.0	0.0	0.0	0.5	1.9	2.3	1.1	1.2	0.0	0.0	6.9	76.7	6.98	5.65	1.2
500,001. - 550,000.	0.0	0.0	0.0	0.0	0.5	0.8	0.2	0.2	0.0	0.0	1.8	79.4	7.01	5.71	0.5
550,001. - 600,000.	0.0	0.0	0.0	0.0	0.0	0.3	0.0	0.0	0.0	0.0	0.3	79.3	5.83	5.50	0.0
650,001. - 700,000.	0.0	0.0	0.0	0.0	0.0	0.0	0.3	0.0	0.0	0.0	0.3	80.0	6.38	5.50	0.0
700,001. - 750,000.	0.0	0.0	0.0	0.0	0.0	0.0	0.4	0.0	0.0	0.0	0.4	60.0	7.25	0.00	0.0
Total:	0.0	0.0	0.5	16.9	29.2	28.1	17.2	7.2	0.8	0.0	100.0	78.6	7.40	5.70	19.6

4. Penalty and FICO

												Original			Avg
Penalty and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	LTV	WAC	Margin	Balance
0	0.0	0.0	0.3	4.9	8.2	5.9	3.4	2.7	0.1	0.0	25.5	77.9	7.80	5.73	176,362
12	0.0	0.0	0.0	0.4	1.3	0.9	0.7	0.1	0.0	0.0	3.4	76.4	7.43	5.82	228,423
24	0.0	0.0	0.1	10.0	16.0	15.2	8.5	3.0	0.5	0.0	53.4	79.8	7.29	5.69	202,995
36	0.0	0.0	0.1	1.6	3.6	6.1	4.5	1.4	0.3	0.0	17.6	76.5	7.12	5.66	197,587
Total:	0.0	0.0	0.5	16.9	29.2	28.1	17.2	7.2	0.8	0.0	100.0	78.6	7.40	5.70	195,264

5. Mortgage Rates & FICO

													Original			Avg
Mortgage Rates & FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total		LTV	WAC	Margin	Balance
5.001 – 5.500	0.0	0.0	0.0	0.0	0.2	0.3	0.4	0.3	0.0	0.0		1.2	78.7	5.44	5.50	302,962
5.501 – 6.000	0.0	0.0	0.0	0.1	0.7	2.5	1.8	0.8	0.1	0.0		6.1	75.6	5.84	5.53	256,431
6.001 – 6.500	0.0	0.0	0.0	0.1	2.7	3.6	3.8	1.5	0.3	0.0		12.0	77.8	6.32	5.56	243,695
6.501 – 7.000	0.0	0.0	0.0	1.2	7.8	8.5	5.8	2.7	0.0	0.0		26.0	78.7	6.79	5.61	248,641
7.001 – 7.500	0.0	0.0	0.0	1.5	6.0	6.4	2.8	1.0	0.2	0.0		17.9	79.2	7.30	5.63	226,651
7.501 – 8.000	0.0	0.0	0.0	3.9	4.8	3.5	1.4	0.7	0.2	0.0		14.5	79.5	7.79	5.74	186,055
8.001 – 8.500	0.0	0.0	0.3	2.7	2.1	1.6	0.8	0.0	0.0	0.0		7.6	77.1	8.27	5.89	158,365
8.501 – 9.000	0.0	0.0	0.1	3.2	2.2	0.6	0.3	0.0	0.0	0.0		6.5	80.4	8.74	5.80	142,324
9.001 – 9.500	0.0	0.0	0.0	1.7	1.1	0.5	0.0	0.1	0.0	0.0		3.4	79.5	9.27	5.98	115,914
9.501 – 10.000	0.0	0.0	0.0	1.2	0.7	0.4	0.0	0.0	0.0	0.0		2.4	77.7	9.77	6.23	96,829
10.001 – 10.500	0.0	0.0	0.0	0.2	0.3	0.0	0.0	0.0	0.0	0.0		0.6	81.2	10.24	6.31	111,230
10.501 – 11.000	0.0	0.0	0.0	0.4	0.2	0.1	0.0	0.0	0.0	0.0		0.7	74.4	10.75	6.34	86,736
11.001 – 11.500	0.0	0.0	0.0	0.1	0.3	0.0	0.0	0.0	0.0	0.0		0.5	85.8	11.23	6.08	117,856
11.501 – 12.000	0.0	0.0	0.0	0.2	0.2	0.0	0.0	0.0	0.0	0.0		0.3	72.8	11.77	6.55	69,128
12.001 – 12.500	0.0	0.0	0.0	0.1	0.0	0.0	0.0	0.0	0.0	0.0		0.1	73.1	12.27	6.71	65,739
12.501 – 13.000	0.0	0.0	0.0	0.2	0.0	0.0	0.0	0.0	0.0	0.0		0.3	74.6	12.72	6.71	92,836
13.001 – 13.500	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0	70.0	13.23	6.65	89,541
Total:	0.0	0.0	0.5	16.9	29.2	28.1	17.2	7.2	0.8	0.0	100.0		78.6	7.40	5.70	195,264

6. Mortgage Rates & LTV

						LTV >				Avg	Reduced		Stated	Interest	Silent
Mortgage Rates & LTV	LTV <= 70	70.01-80	80.01-90	90.01-95	95.01-100	100	Total	FICO	Margin	Balance	Doc		Stated	Only	Second
5.001 - 5.500	0.0	1.2	0.0	0.0	0.0	0.0	1.2	656	5.50	302,962		0.0	0.0	0.5	0.7
5.501 - 6.000	1.3	3.9	0.9	0.0	0.0	0.0	6.1	648	5.53	256,431		0.7	0.6	0.5	2.0
6.001 - 6.500	1.6	9.1	1.3	0.0	0.0	0.0	12.0	643	5.56	243,695		2.2	1.5	1.6	4.9
6.501 - 7.000	3.4	17.1	4.8	0.7	0.0	0.0	26.0	629	5.61	248,641		5.5	4.3	3.3	10.5
7.001 - 7.500	2.3	11.1	3.6	1.0	0.0	0.0	17.9	617	5.63	226,651		4.8	4.4	1.2	7.4
7.501 - 8.000	2.2	7.6	3.0	1.7	0.0	0.0	14.5	592	5.74	186,055		3.5	4.2	0.2	2.9
8.001 - 8.500	1.6	4.0	1.4	0.5	0.0	0.0	7.6	574	5.89	158,365		1.5	1.7	0.0	1.0
8.501 - 9.000	1.1	2.6	1.6	1.2	0.0	0.0	6.5	555	5.80	142,324		0.7	1.5	0.1	0.2
9.001 - 9.500	0.5	1.5	0.8	0.6	0.0	0.0	3.4	564	5.98	115,914		0.4	1.0	0.0	0.2
9.501 - 10.000	0.6	0.8	0.6	0.4	0.0	0.0	2.4	556	6.23	96,829		0.2	0.3	0.0	0.2
10.001 - 10.500	0.1	0.2	0.1	0.1	0.0	0.0	0.6	554	6.31	111,230		0.1	0.0	0.0	0.0
10.501 - 11.000	0.2	0.3	0.2	0.0	0.0	0.0	0.7	540	6.34	86,736		0.0	0.2	0.0	0.1
11.001 - 11.500	0.0	0.0	0.4	0.0	0.0	0.0	0.5	566	6.08	117,856		0.0	0.2	0.0	0.0
11.501 - 12.000	0.2	0.1	0.0	0.0	0.0	0.0	0.3	548	6.55	69,128		0.1	0.1	0.0	0.0
12.001 - 12.500	0.0	0.0	0.0	0.0	0.0	0.0	0.1	519	6.71	65,739		0.0	0.0	0.0	0.0
12.501 - 13.000	0.1	0.1	0.1	0.0	0.0	0.0	0.3	525	6.71	92,836		0.0	0.0	0.0	0.0
13.001 - 13.500	0.0	0.0	0.0	0.0	0.0	0.0	0.0	512	6.65	89,541		0.0	0.0	0.0	0.0
Total:	15.3	59.5	18.8	6.4	0.0	0.0	100.0	610	5.70	195,264		19.6	20.1	7.4	30.1